UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 14, 2005
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                             Cybertel Capital Corp.
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             (Exact name of registrant as specified in its charter)


          Nevada                         000-26913               86-0862532
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


   9444 Waples Street, Suite 290, San Diego, California             92121
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        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (858) 646-7410


                2820 La Mirada, Suite H, Vista, California 92083
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

      Change in Control. On June 14, 2005, Cybertel Capital Corp. entered into a Stock Purchase Agreement by and among Albert A. Gomez, M.D., Richard D. Mangiarelli, Richard F. Schmidt, Paul Ferandell, John Jordan, and Bruce Caldwell. Pursuant to the terms of the agreement, Messrs. Mangiarelli, Schmidt, Ferandell, Jordan, and Caldwell collectively sold an aggregate of 50,000,000 shares of Cybertel's Series B Preferred Stock to Dr. Gomez at a purchase price of $.0003 per share, or an aggregate of $15,000. See Item 5.01 for further information.

      Employment  Agreements.  On  June  14,  2005,  Cybertel  entered  into  an employment agreement with Richard D. Mangiarelli pursuant to which Cybertel employs Mr. Mangiarelli as its Secretary and Chief Operating Officer. The agreement is for two years and includes the following material terms: (i) a minimum annual base salary of $100,000; (ii) commencing after Cybertel closes on the acquisition of Strategic Healthcare Systems, Inc., for each ten percent (10%) rise in share price of Cybertel's common stock (proportionately adjusted for stock splits, stock dividends, reverse stock splits, and the like), calculated quarterly, a $10,000 raise in annual compensation; (iii) annual bonus of five percent (5%) of increased annual net revenues attributable to acquisition or roll ups of additional facilities; (iv) employee benefits and perquisites, including but not limited to, pension plans, deferred compensation plans, stock options, annual bonus plans, long term incentive plans, group life insurance, disability, sickness and accident insurance and health benefits under such plans and programs as provided to other executives of Cybertel from time to time; and (v) paid vacation as well as holidays, leave of absence, and leave for illness and temporary disability in accordance with Cybertel's policies. Cybertel may not terminate Mr. Mangiarelli's employment without cause, as that term is defined in the employment agreement.

      In connection with commencement of Mr. Mangiarelli's employment agreement, Cybertel granted to Mr. Mangiarelli options to purchase (1) shares of Cybertel's common stock such that the number of shares of common stock issuable upon exercise of the option shall equal seven and one-half percent (7 1/2%) of the issued and outstanding common stock as of the date of exercise, and (2) shares of Cybertel's preferred stock such that the number of shares of common stock issuable upon exercise of the option shall equal seven and one-half percent (7 1/2%) of the issued and outstanding preferred stock as of the date of exercise. Each option may be exercised for $500.00. The options expire on June 14, 2010.

      On June 14, 2005, Cybertel entered into an employment agreement with Richard F. Schmidt pursuant to which Cybertel employs Mr. Schmidt as its Chief Financial Officer. The agreement is for two years and includes the following material terms: (i) a minimum annual base salary of $100,000; (ii) commencing after Cybertel closes on the acquisition of Strategic Healthcare Systems, Inc., for each ten percent (10%) rise in share price of Cybertel's common stock (proportionately adjusted for stock splits, stock dividends, reverse stock splits, and the like), calculated quarterly, a $10,000 raise in annual compensation; (iii) annual bonus of five percent (5%) of increased annual net revenues attributable to acquisition or roll ups of additional facilities; (iv) employee benefits and perquisites, including but not limited to, pension plans, deferred compensation plans, stock options, annual bonus plans, long term incentive plans, group life insurance, disability, sickness and accident insurance and health benefits under such plans and programs as provided to other executives of Cybertel from time to time; and (v) paid vacation as well as holidays, leave of absence, and leave for illness and temporary disability in accordance with Cybertel's policies. Cybertel may not terminate Mr. Schmidt's employment without cause, as that term is defined in the employment agreement.

      In connection with commencement of Mr. Schmidt's employment agreement, Cybertel granted to Mr. Schmidt options to purchase (1) shares of Cybertel's common stock such that the number of shares of common stock issuable upon exercise of the option shall equal seven and one-half percent (7 1/2%) of the issued and outstanding common stock as of the date of exercise, and (2) shares of Cybertel's preferred stock such that the number of shares of common stock issuable upon exercise of the option shall equal seven and one-half percent (7 1/2%) of the issued and outstanding preferred stock as of the date of exercise. Each option may be exercised for $500.00. The options expire on June 14, 2010.


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Item 1.02   Termination of a Material Definitive Agreement.

      Not applicable.

Item 1.03   Bankruptcy or Receivership.

      Not applicable.

Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

      Not applicable.

Item 2.02   Results of Operations and Financial Condition.

      Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable.

Item 2.05   Costs Associated with Exit or Disposal Activities.

      Not applicable.

Item 2.06   Material Impairments.

      Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

      Not applicable.

Item 3.02   Unregistered Sales of Equity Securities.

      Pursuant to the employment agreements described in Item 1.01, Cybertel granted to each of Richard D. Mangiarelli and Richard F. Schmidt options to purchase (1) shares of Cybertel's common stock such that the number of shares of common stock issuable upon exercise of the option shall equal seven and one-half percent (7 1/2%) of the issued and outstanding common stock as of the date of exercise, and (2) shares of Cybertel's preferred stock such that the number of shares of common stock issuable upon exercise of the option shall equal seven and one-half percent (7 1/2%) of the issued and outstanding preferred stock as of the date of exercise. Each option may be exercised for $500.00. The options expire on June 14, 2010.

      In connection with the issuance of the options, Cybertel relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.


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

Item 3.03   Material Modification to Rights of Security Holders.

      Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

      On June 14, 2005, Cybertel Capital Corp. entered into a Stock Purchase Agreement by and among Albert A. Gomez, M.D., Richard D. Mangiarelli, Richard F. Schmidt, Paul Ferandell, John Jordan, and Bruce Caldwell. Pursuant to the terms of the agreement, Messrs. Mangiarelli, Schmidt, Ferandell, Jordan, and Caldwell collectively sold an aggregate of 50,000,000 shares of Cybertel's Series B Preferred Stock to Dr. Gomez at a purchase price of $.0003 per share, or an aggregate of $15,000.

      Each share of Series B Preferred Stock has 100 votes per share. Accordingly, the sale and transfer of the 50,000,000 shares of the Series B Preferred Stock to Dr. Gomez effectively transferred control of Cybertel to Dr. Gomez.

      In connection with this change in control, Mr. Mangiarelli resigned as Chief Executive Officer and Mr. Schmidt resigned as President of Cybertel. The board of directors appointed Dr. Gomez as the new President and Chief Executive Officer and appointed Mr. Mangiarelli as Secretary and Chief Operating Officer. Mr. Schmidt remains as Cybertel's Chief Financial Officer.

      Thereafter, Messrs. Schmidt, Ferandell, Jordan, and Caldwell resigned as directors of Cybertel. Mr. Mangiarelli, as the remaining sole director, appointed Dr. Gomez, Rueben Gomez, and Andrew Mercer to fill three of the four vacancies on the board of directors.

      The sale of the shares of Series B Preferred Stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(1) of the Securities Act (under the so-called "4(1 1/2) exemption" of the Securities Act).

      It is the intention of the new management of Cybertel to acquire Strategic Healthcare Systems, Inc., a Nevada corporation controlled by Dr. Gomez.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      See Item 5.01.

      Albert A. Gomez, M.D. became our President, Chief Executive Officer, and the Chairman of our board of directors on June 14, 2005. Dr. Gomez founded Strategic Healthcare Systems, Inc. in 1996 to improve access to affordable quality healthcare for all Americans and immigrants. Dr. Gomez was born and


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raised  in San  Jose  California  and  is of  Mexican-American  decent.  He is a graduate of the University of California at Berkeley, where he received a B.A. in Biochemistry in 1972. Dr. Gomez received his Medical Degree from the University of California at San Diego in 1974, which was followed by a straight surgery internship and residency at Mt. Zion Hospital in San Francisco from 1974 to 1976. Dr. Gomez began his professional career in 1976 working as the director of the emergency department for St Francis Hospital in San Francisco. He began working under the Biomedical Corporation from 1976 to 1977 at the Alexian Brothers Hospital emergency room in San Jose. Dr. Gomez went into private practice in 1978, specializing in developing and implementing primary care initiatives. Dr. Gomez brings over 30 years of experience in planning, designing, and operating medical facilities that provide healthcare care to the uninsured working Hispanic families in cities throughout California.

      Rueben R. Gomez, J.D. became one of our directors on June 14, 2005. Mr. Gomez was born and raised in San Jose, California. He received a B.A. degree in Criminology from the University of California at Berkeley in 1972. He attended the Santa Clara University School of Law between 1972 and 1974. He subsequently received a J.D. degree from the Peninsula School of Law in 1976. Mr. Gomez took an administrative position with American Emergency Services Professional Corporation 1977 to 1982. He worked as a legal research assistant for the Flores and Barrios Law firm 1982 to 1987. Mr. Gomez coordinated the Southern California expansion of immigration medical services for the Southwest Medical Corporation from 1986 to 1992. He is currently employed the business coordinator for the Meridian Medical Groups Professional Corporation.

      Andrew Mercer became one of our directors on June 14, 2005. Mr. Mercer has served as chairman, chief executive officer, and president of Mercer Group, Inc. since 1997. Mercer Group is a privately held corporation offering business management and consulting services to companies which have not filed registration statements covering the initial public offerings of their securities. Mercer Group specializes in offering consulting for corporate structuring, business plan development, corporate document preparation, other similar services. Mr. Mercer is also chairman, president, and chief executive officer of Commerce Development Corporation, Ltd., a reporting company under the Securities Exchange Act of 1934.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.

      Not applicable.

Section 8 - Other Events

Item 8.01   Other Events.

      Not applicable.


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

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit
            Number      Description
            -------     -----------
            10.1        Stock  Purchase  Agreement  dated as of June 14, 2005 by
                        and among  Cybertel  Capital  Corp.,  Albert  A.  Gomez,
                        Richard  D.  Mangiarelli,   Richard  F.  Schmidt,   Paul
                        Ferandell, John Jordan, and Bruce Caldwell.

            10.2 Employment Agreement between Cybertel Capital Corp. and Richard D. Mangiarelli

            10.3 Employment Agreement between Cybertel Capital Corp. and Richard F. Schmidt

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CYBERTEL CAPITAL CORP.
                                       (Registrant)


Date: July 7, 2005                     By: /s/ Richard D. Mangiarelli
                                           -------------------------------------
                                           Richard D. Mangiarelli, Secretary


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